UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2013


                              Eight Dragons Company
             (Exact Name of Registrant as Specified in Its Charter)

         Nevada                    000-28453                   75-2610236
(State of Incorporation)    (Commission File Number)    (IRS Employer ID Number)

                    1600 West Golf Course, Midland, TX 79701
                    (Address of principal executive offices)

                                 (432) 889-4477
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As previously disclosed on February 5, 2013, the Board of Directors of Eight Dragons Company was notified by it's auditor, S. W. Hatfield, CPA that due to the partner rotation rules and regulations of the US Security and Exchange Commission and Sarbanes-Oxley act of 2002, the firm would resign effective upon the company's filing of its Form 10K for the year ended 12/31/2012.

On April 15 2013, the Board of Directors of the Company appointed Goldman Accounting Services CPA, PLLC as the Company's independent registered public accounting firm, effective immediately.

During the Company's two most recent fiscal years ended December 31 2012 and 2011 and through the subsequent interim period to April 15, 2013, the Company did not consult Goldman Accounting Services CPA, PLLC with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Goldman Accounting Services CPA, PLLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EIGHT DRAGONS COMPANY


Dated: April 15, 2013                   By: /s/ Glenn A. Little
                                            ------------------------------------
                                            Glenn A. Little
                                            President, Chief Executive Officer,
                                            Chief Financial Officer and Director

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